Summary of Significant Accounting Policies (Details) - USD ($)	6 Months Ended
	Apr. 30, 2023	Apr. 30, 2022	Oct. 31, 2022
Accounting Policies [Abstract]
Reverse stock split, description	On July 7, 2023, our Board of Directors declared a reverse share split at a ratio of 1-for-18 for shares having a par value of $0.001 per share with effect from July 10. Following the reverse split, the shares will have a par value of $0.018 per share. There was no effect on total stockholders’ equity. All references made to share or per share amounts in the accompanying consolidated financial statements and applicable disclosures have been retroactively adjusted to reflect the effects of the reverse stock split.
Accumulated deficit	$15,880,079
Short term investments	$ 46,926		$ 834,303
Advertising expense	$ 79,400	$ 220,850
Estimated useful life	3 years